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                                                                      EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-38505.

                                                  ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
April 1, 1998